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                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                          Kent Electronics Corporation
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:  N/A
      (2)  Aggregate number of securities to which transaction applies:  N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).:
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Forms, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:


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                                                                  April 27, 2001

To Kent Electronics 401 (k) Plan Participants:

         A Special Meeting of Shareholders of Kent Electronics Corporation ("Kent") has been scheduled for 10:00 a.m., Houston time, at Chase Tower, 600 Travis Street, Suite 2500, Houston, Texas 77002, on Wednesday, June 6, 2001, to permit the shareholders of Kent to vote on the proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger by and between Avnet, Inc. and Kent Electronics Corporation dated as of March 21, 2001. A copy of the proxy statement/prospectus being sent to holders of Kent common stock describing the details of the merger is enclosed.

         These materials are being sent to you as a participant in the Kent Electronics Corporation Tax-Deferred Savings and Retirement Plan ("Plan"). As of April 26, 2001, a portion of your account balance under the Plan was invested in Kent common stock, pursuant to your investment in the Employer stock fund. Under the terms of the Plan, the Plan Trustee is required to vote your Plan shares in accordance with written instructions you provide to the Trustee. The enclosed vote authorization form will serve as voting instructions to the Trustee with respect to the shares of Kent common stock held in the Plan on your behalf. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the enclosed vote authorization form and return it in the accompanying postage-paid envelope. Your vote authorization form must be received no later than Thursday, May 31, 2001.

         You will notice in the enclosed proxy statement/prospectus that, as a general rule, a holder's failure to vote Kent shares will have the same effect as voting against the merger agreement. The Trustee will vote the shares of Kent common stock held in the Plan that have been allocated to your account in accordance with instructions timely received from you, but if you fail to timely submit the vote authorization form the shares of Kent common stock allocated to your Plan account will be voted for and against the merger agreement by the Trustee in the same proportions as those shares of Kent common stock held in the Plan for which the Trustee received voting instructions.

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KENT ELECTRONICS CORPORATION TAX-DEFERRED SAVINGS AND RETIREMENT PLAN - PLAN
PARTICIPANT'S INSTRUCTIONS TO THE TRUSTEE FOR VOTING OF KENT ELECTRONICS CORPORATION COMMON STOCK AT SPECIAL MEETING OF SHAREHOLDERS

The undersigned, a participant of record in the Kent Electronics Corporation Tax-Deferred Savings and Retirement Plan (Plan) as of April 26, 2001, to whose accounts under the Plan there have been allocated shares of common stock (Common Stock) of Kent Electronics Corporation (Corporation), pursuant to the undersigned's investment in the Employer stock fund, which the Trustee under the Plan is required to vote in accordance with the instructions of the undersigned, hereby directs said Trustee to vote all of the Common Stock allocated to the accounts of the undersigned under the Plan at the close of business on April 26, 2001, at the Special Meeting of Shareholders to be held on Wednesday, June 6, 2001, at 10:00 a.m., Houston time, at Chase Tower, 600 Travis Street, Suite 2500, Houston, Texas 77002, and any adjournment thereof, with all of the powers the undersigned would possess if personally present at the meeting.

The undersigned hereby instructs the Trustee (i) to vote in accordance with the instructions marked on the reverse side on the proposal to approve and adopt the amended and restated merger agreement and plan of merger by and between Avnet, Inc. and Kent Electronics Corporation, BUT, IF NO INSTRUCTION IS MARKED ON THE REVERSE SIDE, TO VOTE FOR APPROVAL OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, and (ii) to vote in the said Trustee's discretion with respect to such other matters (including matters incident to the conduct of the meeting) as may properly come before the meeting).

The undersigned hereby acknowledges receipt of the notice of meeting and the proxy statement/prospectus dated April 26, 2001, relating to the special meeting of shareholders. The amended and restated agreement and plan of merger being voted on at the special meeting is attached to the proxy/statement prospectus as Appendix A.

           PLEASE SIGN, DATE AND RETURN THIS VOTE AUTHORIZATION FORM
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                   (Continued - To be Signed on Reverse Side)

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================================================================================

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 1:

   To approve and adopt the amended       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and restated agreement and plan
   of merger dated as of March 21,
   2001, by and between Avnet, Inc.
   and Kent Electronics Corporation,
   in the form attached as Appendix A
   to the Proxy Statement/Prospectus
   dated April 26, 2001.

================================================================================

     This Vote Authorization Form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS FORM WILL BE VOTED "FOR" PROPOSAL 1 AND WILL GRANT THE TRUSTEE THE RIGHT TO VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. All prior Vote Authorization Forms are hereby revoked.

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                                                   Signature(s)

                                    Dated                                 , 2001
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                                    Please sign exactly as your name(s)
                                    appear(s) on this Form. If held by more than one owner, each owner must sign. Trustees, administrators, etc. should include full title. A corporation should provide its full name and the title of the authorized officer signing this Form.

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  PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE VOTE AUTHORIZATION FORM
                          USING THE ENCLOSED ENVELOPE.
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